UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
November 15, 2007 (November 14, 2007)
Date of Report (Date of earliest event reported)
NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7909 Parkwood Circle Drive
Houston, Texas	77036
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 713-346-7500
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On November 14, 2007, the Board of Directors of National Oilwell Varco, Inc. (the “Company”) unanimously approved and adopted amendments to the Company’s Bylaws (the “Bylaws”). The Company added provisions to Article VII of the Bylaws to allow for participation in a Direct Registration System as required under New York Stock Exchange regulations. A copy of the Amended and Restated Bylaws of the Company is attached hereto as Exhibit 3.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
3.1	Amended and Restated Bylaws of National Oilwell Varco, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2007	NATIONAL OILWELL VARCO, INC.
	By:	/s/ Clay C. Williams
Clay C. Williams
Sr. Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No	Description
3.1	Amended and Restated Bylaws of National Oilwell Varco, Inc.

4